Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO  SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Recovery Energy, Inc. (the “Company”) on Form 10-K for the year ending _________, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeffrey A. Beunier, Chief Executive Officer of the Company, hereby certifies to the best of his knowledge and belief, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/Jeffrey A. Beunier
Jeffrey A. Beunier
Chief Executive Officer, Chief Financial Officer

April 14, 2010

A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.